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                                                               EXHIBIT (h)(4)(d)

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

The Fund Participation Agreement dated November 18, 1999, between The American General Life Insurance Company, and each of The Dreyfus Variable Investment Fund and The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) is hereby amended as of October 31, 2003 as follows:

     (1)  Dreyfus Investment Portfolios is added as a party to the Agreement;
          and

     (2) Paragraph 1.12 is hereby deleted in its entirety and replaced with the following:

          " 'Separate Account' shall mean the American General Life Insurance Company Separate Account VL-R and the American General Life Insurance Company Separate Account D both separate accounts established by Insurance Company in accordance with the laws of the State of Texas.

Effective Date: October 31, 2003

American General Life Insurance Company


Signed:
        -----------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------


Dreyfus Variable Investment Fund


Signed:
        -----------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------


The Dreyfus Socially Responsible Growth Fund, Inc.


Signed:
        -----------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------


Dreyfus Life and Annuity Index Fund, Inc.
(d/b/a Dreyfus Stock Index Fund)


Signed:
        -----------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------

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Dreyfus Investment Portfolios


Signed:
        -----------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------

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